UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2022

Societal CDMO, Inc.

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	001-36329	26-1523233
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 E. Uwchlan Ave, Suite 112
Exton, Pennsylvania		19341
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 770 534-8239

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	SCTL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 11, 2022, Societal CDMO Gainesville, LLC (the “Societal Gainesville”), a Massachusetts limited liability company and subsidiary of Societal CDMO Inc. (the “Company”), entered into a Purchase and Sale Agreement and Joint Escrow Instructions (the “Agreement”), a copy of which is filed hereto as Exhibit 10.1. Pursuant to the Agreement, Societal Gainesville, agreed to sell to Weekley Homes, LLC (the “Buyer”), a Delaware limited liability company, approximately one hundred twenty-one (121) acres of land located in Gainesville, Georgia owned by Societal Gainesville (the “Property”) for a purchase price of $9,075,000, subject to adjustments as provided for in the Agreement.

The Agreement contains provisions, representations, warranties, covenants and indemnities that are customary and standard for real estate transactions. The sale of the Property is subject to customary closing conditions for transactions of this type, including completion of title and environmental due diligence and receipt of certain zoning approvals and permits, which remain to be satisfied. There can be no assurance that the sale of the Property will be completed on the general terms described above or at all.

The foregoing summary of the Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
10.1

Purchase and Sale Agreement and Joint Escrow Instructions dated August 11, 2022, by and among Societal CDMO Gainesville, LLC, a Massachusetts limited liability company and Weekley Homes, LLC, a Delaware limited liability company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules, annexes and other exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K, but will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Societal CDMO, Inc.

Date:	August 16, 2022	By:	/s/ J. David Enloe, Jr.
J. David Enloe, Jr. President and Chief Executive Officer